EXHIBIT 99.1

Superior Uniform Group Reports Continued Improvement in Operating Results

      --  Net Sales up 5.9%

      --  Net Earnings from Continuing Operations up 50%

SEMINOLE, Fla., July 24, 2008 (PRIME NEWSWIRE) -- Superior Uniform Group, Inc. (Nasdaq:SGC), manufacturer of uniforms, career apparel and accessories, today announced that for the second quarter ended June 30, 2008, sales were $31,699,285, compared with 2007 second quarter sales of $29,938,498. Earnings from continuing operations were $1,210,804 or $.18 per share (diluted), compared with earnings from continuing operations of $808,395 or $.12 per share (diluted) in the 2007 second quarter.

Net earnings were $1,178,273 or $.18 per share (diluted), compared with net earnings of $660,043 or $.10 per share (diluted) in the 2007 second quarter.

For the six months ended June 30, 2008, sales were $64,981,915, compared with sales of $58,651,801 in the six months ended June 30, 2007. Earnings from continuing operations for the six months ended June 30, 2008 were $2,125,612 or $.32 per share (diluted), versus earnings from continuing operations of $1,048,883 or $.16 per share (diluted) in the first six months of 2007.

Net earnings for the six months ended June 30, 2008 were $1,979,643 or $.30 per share (diluted), versus net earnings of $784,638 or $.12 per share (diluted) in the first six months of 2007.

Michael Benstock, Chief Executive Officer, commented: "We are again very pleased to report improvement in our net sales and earnings for the second quarter of 2008, particularly in light of the significant economic downturn. We are continuing to find operating efficiencies in our business even while most costs associated with running our business are increasing at unprecedented rates.

"Our financial position remains very strong with a current ratio of 6.8:1. We believe that the market has continued to undervalue our common shares. We have repurchased approximately 192,000 shares during the second quarter and we are actively looking for additional blocks of stock to repurchase at this time."

ABOUT SUPERIOR

Superior Uniform Group, Inc., established in 1920, is one of America's foremost providers of fine uniforms and image apparel. Superior manages award-winning apparel programs for major corporations. They are leaders in innovative uniform program designs, global manufacturing, and state-of-the-art distribution.

Superior's financial strength and resources support a customer's diverse needs while embracing a "Customer 1st, Every Time!" philosophy and culture. Their commitment to service, technology, quality and value-added benefits separates them from the competition in each of their seven primary markets: Healthcare, Hospitality, Food Service, Retail Employee I.D., Government Service, Private Security, and Rental Service. For more information please call (800) 727-8643, or visit their Web site at: www.superioruniformgroup.com.

Statements contained in this press release which are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to risks and uncertainties, including without limitation those identified in the Company's SEC filings, which could cause actual results to differ from those projected.

Comparative figures are as follows:

              SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARY
             CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                      THREE MONTHS ENDED JUNE 30,
                              (Unaudited)

                                              2008             2007
                                          ------------    ------------

 Net sales                                $ 31,699,285    $ 29,938,498
                                          ------------    ------------

 Costs and expenses:
  Cost of goods sold                        21,041,384      20,136,914
  Selling and administrative
   expenses                                  8,609,888       8,448,808
  Interest expense                              77,209          84,381
                                          ------------    ------------
                                            29,728,481      28,670,103
                                          ------------    ------------

 Earnings from continuing
  operations before taxes on
  income                                     1,970,804       1,268,395
 Taxes on income                               760,000         460,000
                                          ------------    ------------

 Earnings from continuing
  operations                                 1,210,804         808,395
 Loss from discontinued
  operations, net of tax
  benefits of $15,000 and
  $80,000, respectively                        (32,531)       (148,352)
                                          ------------    ------------
 Net earnings                                1,178,273         660,043
                                          ============    ============

 Per Share Data:
 Basic
  Earnings from continuing
   operations                             $       0.18    $       0.12
  Loss from discontinued
   operations, net of tax
   benefits                                       0.00           (0.02)
                                          ------------    ------------
  Net earnings                            $       0.18    $       0.10
                                          ============    ============

 Diluted
  Earnings from continuing
   operations                             $       0.18    $       0.12
  Loss from discontinued
   operations, net of tax
   benefits                               $       0.00    $      (0.02)
                                          ------------    ------------
  Net earnings                                    0.18            0.10
                                          ============    ============

 Cash dividends per common
  share                                   $      0.135    $      0.135
                                          ============    ============

              SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARY
             CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                       SIX MONTHS ENDED JUNE 30,
                              (Unaudited)

                                               2008            2007
                                          ------------    ------------

 Net sales                                $ 64,981,915    $ 58,651,801
                                          ------------    ------------

 Costs and expenses:
  Cost of goods sold                        43,415,437      39,310,588
  Selling and administrative
   expenses                                 17,909,516      17,525,857
  Interest expense                             181,350         176,473
                                          ------------    ------------
                                            61,506,303      57,012,918
                                          ------------    ------------

 Earnings from continuing
  operations before taxes on
  income                                     3,475,612       1,638,883
 Taxes on income                             1,350,000         590,000
                                          ------------    ------------

 Earnings from continuing
  operations                                 2,125,612       1,048,883
 Loss from discontinued
  operations, net of tax
  benefits of $80,000 and
  $140,000, respectively                      (145,969)       (264,245)
                                          ------------    ------------
 Net earnings                             $  1,979,643    $    784,638
                                          ============    ============

 Per Share Data:
 Basic
  Earnings from continuing
   operations                             $       0.32    $       0.16
  Loss from discontinued
   operations, net of tax
   benefits                                      (0.02)          (0.04)
                                          ------------    ------------
  Net earnings                            $       0.30    $       0.12
                                          ============    ============
 Diluted
  Earnings from continuing
   operations                             $       0.32    $       0.16
  Loss from discontinued
   operations, net of tax
   benefits                                      (0.02)          (0.04)
                                          ------------    ------------
  Net earnings                                    0.30            0.12
                                          ============    ============

 Cash dividends per common
  share                                   $       0.27    $       0.27
                                          ============    ============

             SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                               JUNE 30,
                              (Unaudited)

                                ASSETS
                                ------

                                              2008            2007
                                          ------------    ------------

 CURRENT ASSETS
   Cash and cash equivalents              $    879,333    $  4,711,496
   Accounts receivable and
    other current assets                    21,868,605      26,782,944
   Inventories                              46,216,785      35,919,638
                                          ------------    ------------

      TOTAL CURRENT ASSETS                  68,964,723      67,414,078

 PROPERTY, PLANT AND
  EQUIPMENT, NET                            12,300,965      14,715,044
 GOODWILL                                    1,617,411       1,617,411
 OTHER INTANGIBLE ASSETS                       654,936         893,095
 OTHER ASSETS                                2,256,049       1,616,291
                                          ------------    ------------

                                          $ 85,794,084    $ 86,255,919
                                          ============    ============

                 LIABILITIES AND SHAREHOLDERS' EQUITY
                 ------------------------------------

 CURRENT LIABILITIES
   Accounts payable                       $  5,558,063    $  6,825,704
   Other current liabilities                 3,104,816       2,627,922
   Current portion of
    long-term debt                           1,439,337       1,497,889
                                          ------------    ------------

      TOTAL CURRENT LIABILITIES             10,102,216      10,951,515

 LONG-TERM DEBT                              2,426,000       1,439,337
 LONG-TERM PENSION LIABILITY                   956,124       1,123,415
 OTHER LONG-TERM LIABILITIES                   690,000         648,543
 SHAREHOLDERS' EQUITY                       71,124,744      71,728,109
                                          ------------    ------------

                                          $ 85,794,084    $ 86,255,919
                                          ============    ============

CONTACT:  Superior Uniform Group, Inc.
          Andrew D. Demott, Jr., CFO
          (727) 803-7135